UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 24, 2008

APPLE REIT NINE, INC.

(Exact name of registrant as specified in its charter)

Virginia	333-147414	26-1379210
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

814 East Main Street, Richmond, Virginia	23219
(Address of principal executive offices)	(Zip Code)

(804) 344-8121

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Apple REIT Nine, Inc. (which is referred to below as the “Company” or as “we,” “us” or “our”) is filing this report in accordance with Item 2.01 and Item 9.01 of Form 8-K.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On September 24, 2008 and September 26, 2008, through one or more of our indirect wholly-owned subsidiaries, we closed on the purchase of three hotels. The sellers have no material relationship with us or our subsidiaries, other than through the purchase contracts and other related contracts.

The table below describes the three hotels:

Hotel Location	Franchise	Number of Rooms	Purchase Price	Closing Date
Charlotte, North Carolina	Homewood Suites	112	$5,750,000	September 24, 2008

Santa Clarita, California	Courtyard	140	22,700,000	September 24, 2008

Allen, Texas	Hampton Inn & Suites	103	12,500,000	September 26, 2008

TOTAL		355	$40,950,000

The purchase price for each hotel was funded by our ongoing offering of Units (with each Unit consisting of one common share and one Series A preferred share).

As a result of the closing described above for the hotel located in Allen, Texas, one closing has occurred under a series of purchase contracts executed on August 1, 2008 for the potential purchase of five hotels. Additional information regarding the purchase contracts and the remaining four hotels is set forth in our Form 8-K dated August 1, 2008 and filed with the Securities and Exchange Commission on August 6, 2008, which is incorporated herein by reference. There can be no assurance at this time that any further closings will occur under the purchase contracts. Additional information regarding the purchase contract for the hotel in Santa Clarita, California is set forth in our Form 8-K dated July 24, 2008 and filed with the Securities and Exchange Commission on July 28, 2008, which is incorporated herein by reference. Additional information regarding the purchase contract for the hotel in Charlotte, North Carolina is set forth in our Form 8-K dated August 1, 2008 and fled with the Securities and Exchange Commission on August 6, 2008, which is incorporated herein by reference.

All brand and trade names, logos or trademarks contained, or referred to, in this Form 8-K are the properties of their respective owners.

Item 9.01.	Financial Statements and Exhibits.

a.	Financial statements of businesses acquired.

(Financial statements will be filed as necessary by amendment within the required time period)

b.	Pro forma financial information.

(Pro forma financial information will be filed as necessary by amendment within the required time period)

c.	Shell company transaction.

Not Applicable

d.	Exhibits.

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apple REIT Nine, Inc.

By:	/s/ Glade M. Knight
Glade M. Knight, Chief Executive Officer

September 26, 2008

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